EXHIBIT 31

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES OXLEY ACT OF 2002
CERTIFICATION

I, Ayaz Kassam, certify that:

1.	I have reviewed this annual report on Form 10-K of Superlattice Power, Inc.;

2.
Based on my knowledge,  this report does not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my  knowledge,  the  financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
I am responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))for the registrant and have:

a.
designed such disclosure controls and procedures, or caused such disclosure controls  and  procedures  to  be  designed  under  our supervision to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period  in which this report is being prepared;

b.
designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting to be designed under our  supervision,  to  provide  reasonable  assurance  regarding  the  reliability of financial  reporting and the  preparation of financial  statements  for  external   purposes  in  accordance  with  generally   accepted accounting principles;

c.
evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions about  the effectiveness  of the disclosure  controls and procedures,  as of the  end of the period  covered by this report  based on such  evaluation; and

d.
disclosed  in this  report any change in the  registrant's internal control  over   financial   reporting   that   occurred   during the registrant's  most recent  fiscal  quarter (the  registrant's  fourth quarter  in  the  case  of an  annual  report) that  has  materially affected, or  is  reasonably  likely  to  materially affect,  the registrant's internal control over financial  reporting; and

5.
The Registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

a.
all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

DATE: October 29, 2010	/s/ Ayaz Kassam
Ayaz Kassam, Chief Executive Officer and Principal Financial Officer